PROSPECTUS SUPPLEMENT TO

                  VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                       (INITIAL CLASS AND CLASS R1 SHARES)

                                DATED MAY 1, 2004




The following is added to information shown under the heading "RECENT DEVELOPMENTS".



The Adviser has received a so-called "Wells Notice" from the Securities and Exchange Commission ("SEC") in connection with the SEC's investigation of market-timing activities in the securities industry as described in the Funds' prospectus and prospectus supplements. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The Adviser is currently considering whether to provide such a response, while continuing to cooperate fully with the SEC investigation.



                   PROSPECTUS SUPPLEMENT DATED AUGUST 12, 2004